Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest Laddered Deep Buffer ETF

(the “Fund”)

Supplement To the Fund’s Prospectus

Dated May 10, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus, the final sentence of the section entitled “Summary Information - Principal Investment Strategies” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

As of December 1, 2023, SPY had significant investments in information technology companies.

Please Keep this Supplement with your Fund Prospectus for Future Reference